

                                            EXHIBIT A


-------------------------------------------------------- --------------------- ----------------

NAME OF FUND                                                  ANNUAL RATE         EFFECTIVE
                                                              OF AVERAGE          DATE
                                                              DAILY NET
                                                              ASSETS
-------------------------------------------------------- --------------------- ----------------
First Trust Dow Jones STOXX(R) European Select
Dividend Index Fund                                             0.40%            08/23/2007
-------------------------------------------------------- --------------------- ----------------
First Trust FTSE EPRA/NAREIT Developed Markets
Real Estate Index Fund                                          0.40%            08/23/2007
-------------------------------------------------------- --------------------- ----------------
First Trust Dow Jones Global Select Dividend
Index Fund                                                      0.40%            11/20/2007
-------------------------------------------------------- --------------------- ----------------
First Trust Global IPO Index Fund                               0.40%
-------------------------------------------------------- --------------------- ----------------
First Trust ISE Global Wind Energy Index Fund                   0.40%            06/13/2008
-------------------------------------------------------- --------------------- ----------------
First Trust ISE Global Engineering and Construction
Index Fund                                                      0.40%            10/15/2008
-------------------------------------------------------- --------------------- ----------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid
Infrastructure Index Fund                                       0.40%            11/9/2009
-------------------------------------------------------- --------------------- ----------------